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ESL - TransDigm to Acquire Esterline Technologies - M&A Call

EVENT DATE/TIME: OCTOBER 10, 2018 / 2:45PM GMT

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OCTOBER 10, 2018 / 2:45PM, ESL - TransDigm to Acquire Esterline Technologies - M&A Call

CORPORATE PARTICIPANTS

Halle Fine Terrion *TransDigm Group Incorporated - General Counsel, Chief Compliance Officer & Secretary*

Kevin M. Stein *TransDigm Group Incorporated - President, CEO & Director*

Liza Sabol *TransDigm Group Incorporated - Director of IR*

Walter Nicholas Howley *TransDigm Group Incorporated - Executive Chairman*

CONFERENCE CALL PARTICIPANTS

David Egon Strauss *Barclays Bank PLC, Research Division - Research Analyst*

Gautam J. Khanna *Cowen and Company, LLC, Research Division - MD and Senior Analyst*

Hunter Kent Keay *Wolfe Research, LLC - MD and Senior Analyst of Airlines, Aerospace & Defense*

Jason Andrew Rodgers *Great Lakes Review - VP*

Kenneth George Herbert *Canaccord Genuity Limited, Research Division - MD and Senior Aerospace & Defense Analyst*

Michael Frank Ciarmoli *SunTrust Robinson Humphrey, Inc., Research Division - Research Analyst*

Myles Alexander Walton *UBS Investment Bank, Research Division - Research Analyst*

Noah Poponak *Goldman Sachs Group Inc., Research Division - Equity Analyst*

Peter J. Arment *Robert W. Baird & Co. Incorporated, Research Division - Senior Research Analyst*

Rajeev Lalwani *Morgan Stanley, Research Division - Executive Director*

Robert Alan Stallard *Vertical Research Partners, LLC - Partner*

Robert Michael Spingarn *Crédit Suisse AG, Research Division - Aerospace and Defense Analyst*

Ronald Jay Epstein *BofA Merrill Lynch, Research Division - Industry Analyst*

Samuel Joel Pearlstein *Wells Fargo Securities, LLC, Research Division - MD, Co-Head of Equity Research and Senior Analyst*

Sheila Karin Kahyaoglu *Jefferies LLC, Research Division - Equity Analyst*

PRESENTATION

Operator

Good day, ladies and gentlemen, and thank you for standing by. Welcome to the TransDigm Acquisition of Esterline Conference Call. (Operator Instructions). And as a reminder, this conference is being recorded.

Now it's my pleasure to turn the call to Ms. Liza Sabol.

Liza Sabol - *TransDigm Group Incorporated - Director of IR*

Thank you all for joining us this morning to discuss TransDigm's acquisition of Esterline. I'm joined on the call with Nick Howley, our Executive Chairman; Kevin Stein, President and Chief Executive Officer. Nick and Kevin will share a few prepared remarks about the transaction, and then we will open the call up to questions.

Before I turn it over, we like to remind you that statements made during the call, which are not historical in fact, are forward-looking statements. For further information about important factors that could cause these statements to -- the actual results to differ materially from those expressed

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OCTOBER 10, 2018 / 2:45PM, ESL - TransDigm to Acquire Esterline Technologies - M&A Call

or implied in the forward-looking statements, please refer to the company's latest filing with the SEC available through the Investors section of our website or sec.gov.

With that, let me turn the call over to Nick.

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Thanks, Liza, and thanks, everybody, for calling in this morning on such short notice. As Liza said, we're here to talk about the Esterline Technology acquisition. Esterline is a good company we followed, tracked and analyzed very closely for many years. It's a good fit for TransDigm, and we feel quite positive about this transaction. This morning, we will discuss some of the color and rationale for the transaction, why we believe it's a good combination. We will also give you a little detail on Esterline and some of our go-forward thoughts and then some Q&A.

Turning to the details of the transaction. Esterline shareholders will receive $122.50 of share in cash for each Esterline share they own or this implies a total enterprise value of approximately $4 billion, assuming the assumption of some debt. By the time we close this transaction, the value implies an EBITDA multiple of somewhere around 12x based on The Street consensus estimates for 2019 EBITDA.

Esterline is an attractive and complementary business for TransDigm. It is also often misunderstood. The core aerospace and defense business is made up primarily of proprietary and sole-source product positions with significant aftermarket content. This fits well with our long-standing strategic focus. We expect this investment to generate private equity-like returns, the same as we always target. Though this is larger than many acquisitions we make, we believe this is an effective and very attractive allocation of our capital.

We'll fund this transaction through a combination of cash on hand and debt. We have secured financing commitments for well more than the debt required to close. Though it's impossible to know the timing and other items with certainty, upon close of the acquisition, we anticipate our net leverage will be roughly in the 6.5x EBITDA range. We will also have significant cash on hand.

Also as usual, absent any other acquisitions or capital market activities, we should delever close to 1-turn a year going forward. We anticipate this transaction will be accretive to our adjusted EBS -- EPS in the first year of ownership. With respect to the Esterline portfolio, we'll evaluate the non-core businesses and it very well may make sense for us to sell certain of them going forward, but it's too soon to be specific or to speculate at this time. The transaction is subject to customary closing conditions, including Esterline stockholder approvals and receipt of the required regulatory approvals. We expect to complete this and close in the next 9 to 12 months. Obviously, some of this timing is out of our control.

Just to give a little more detail, Esterline designs, manufactures and markets highly engineered products and systems, primarily to aerospace and defense customers. Esterline expects to generate about $2 billion in revenue and around $300 million of EBITDA in their fiscal year 2018. They have more than 12,500 employees and multiple facilities around the world. Esterline has very significant ship-set content on all Boeing and Airbus aircraft currently in operation. They also have a strong presence in the regional and business jet aircraft market, and they're on most major military platforms. All in all, an attractive and fresh platform position.

And with that, let me hand it over to Kevin to give you a little more, and then we'll open it for Q&A.

Kevin M. Stein - *TransDigm Group Incorporated - President, CEO & Director*

Thanks, Nick. Esterline's 8 platforms are operated as part of 3 segments: Avionics & Controls, Sensors & Systems and Advanced Materials. Avionics & Controls is the largest Esterline segment and manufactures avionic systems, control and communications systems and interface technologies, including leading flight management and global positioning systems. The products are designed to meet critical operational requirements and are found in many existing aircraft, including every Boeing and Airbus commercial platform currently in production. Sensors & Controls (sic) [Systems] consist of advanced sensor capabilities, connection technologies and power systems for commercial and military aircraft end markets as well as nuclear power and the rail sector, along with other adjacent markets. The Advanced Materials segment is Esterline's smallest and includes defense technologies for military air and ground end customers and engineered materials for commercial aerospace and nuclear power.

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OCTOBER 10, 2018 / 2:45PM, ESL - TransDigm to Acquire Esterline Technologies - M&A Call

Like TransDigm, Esterline operates as a very decentralized organization. Based on our long and proven track record of integrating acquisitions and under the leadership of Bob Henderson, who has overseen numerous TransDigm acquisitions during his 25 years tenure with us, we are confident in our ability to deliver value to shareholders. We will utilize our proven value-generation model, which will focus on bringing new business to market, driving productivity and value-based pricing opportunities given the sole-sourced highly proprietary nature of this business and its products. Although we believe this business will generate significant value in accordance with TransDigm's value-generation goals, a slower pace of improvement should be expected due to product mix, contractual positions and military business. Additionally, we did not model this business to achieve TransDigm-like average margins due to these same limitations.

Finally, we believe this deal aligns with the TransDigm strategy. We believe Esterline is largely a misunderstood business with higher aftermarket content, and we see significant synergy opportunities that exist, especially given our experience with Kirkhill.

Thanks, and now I'll turn it over to Liza for Q&A.

Liza Sabol - *TransDigm Group Incorporated - Director of IR*

Operator, we are now ready to open the line.

QUESTIONS AND ANSWERS

Operator

(Operator Instructions) And our first question is from Rob Spingarn with Crédit Suisse.

(Operator Instructions) Our next question is from Robert Stallard with Vertical Research.

Robert Alan Stallard - *Vertical Research Partners, LLC - Partner*

Nick and Kevin, the first question about timing. I was wondering why you did this deal now. Was the Esterline sort of a public company for many years? Could you not have done this earlier, perhaps at a better price?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Possibly, they seem to be ready to do it now. The -- and the sort of price in our sense of the value looked pretty good. And that's why I don't know -- could it have happened 5 years ago? I don't know whether it could happen 5 years ago. So, Rob, I really can't answer that, other than that the -- we maybe got smarter, and it became attractive and the company seem inclined to move now.

Kevin M. Stein - *TransDigm Group Incorporated - President, CEO & Director*

Nick, would you say that the Kirkhill acquisition helped get us a little materially?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Yes, possibly. We surely got some positive vibes out of the Kirkhill acquisition.

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OCTOBER 10, 2018 / 2:45PM, ESL - TransDigm to Acquire Esterline Technologies - M&A Call

Robert Alan Stallard - *Vertical Research Partners, LLC - Partner*

Okay. And then just secondly, you didn't mention any specific numbers on cost synergies. I was wondering if you had any targets of what you could achieve in that area.

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

I don't think we are prepared to give any numbers out yet. I think the way you should think about this is we see this giving the usual private equity-like return. We -- you know the price, so you know roughly the leverage. So you can almost back in to what we think the EBITDA is going to be, if you're going to run it over 5 years and sell. Even though we're not going to sell it, you know that's how we value.

Operator

Our next question comes from David Strauss with Barclays.

David Egon Strauss - *Barclays Bank PLC, Research Division - Research Analyst*

So I want to -- Nick and Kevin, want to follow up on this aftermarket point. You guys talked about being a misunderstood business. I followed Esterline for a long time. They've always kind of said 10%, 15% of the total business is aftermarket. I get that includes non kind of aero and defense stuff. But could you give us an idea of how much aftermarket you think is actually there relative to what Esterline has talked about for a long time?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Yes. I don't know if I can give an exact number. And surely, we think of it ex a lot of the industrial kind of stuff. In what I call the core aerospace and defense, which is the bulk of the business, it's, in our view, significantly above the number that's generally been bantered about. And I think you'll notice in recent earnings calls and announcements, they've tended to move the number up some, too. We think in what we call the core business, it's well over 25%, though not a size of TransDigm business at 50%. There's also a definitional -- one of the things we found is both with the Kirkhill and also as we did a lot of diligence, there's a definitional situation here.

David Egon Strauss - *Barclays Bank PLC, Research Division - Research Analyst*

Okay. So you're defining it as how much of the core kind of aerospace and defense you think is aftermarket, excluding the industrial, medical, gaming, all that? Okay.

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

That's primarily what we're -- yes. And that is significant. It's significant. It's much closer to what you might expect in the business.

David Egon Strauss - *Barclays Bank PLC, Research Division - Research Analyst*

Okay. And as a follow-up, can you talk about kind of how you see the productivity opportunity? Just it looks like from a productivity standpoint, just headcount-wise, it looks like Esterline is about half of where kind of core TransDigm is once you bought businesses and kind of weaned them out. Is that the right way to think about it?

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OCTOBER 10, 2018 / 2:45PM, ESL - TransDigm to Acquire Esterline Technologies - M&A Call

Kevin M. Stein - *TransDigm Group Incorporated - President, CEO & Director*

This is Kevin. Yes. I think it's the right way to look at it. I mean, obviously, we'll get some savings from the duplication of corporate costs and expenses that will be in there, but I think you're looking at the SG&A correctly. Hard for us to put actual numbers on it until you get into all of the pieces and then commit that, but I think you're thinking of it the right way. There will be SG&A, obviously opportunities around the organization.

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

And there's obviously some overlap of functions in corporate office.

Operator

And our next question is from Sheila Kahyaoglu with Jefferies.

Sheila Karin Kahyaoglu - *Jefferies LLC, Research Division - Equity Analyst*

Pricing has always been an issue for Esterline within that core aerospace and defense business. I guess first question is why do you think that is? And what's the percentage of Esterline in your view that's high IP proprietary content?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

In what we call the core aerospace and defense business, we think it's very high, very high.

Sheila Karin Kahyaoglu - *Jefferies LLC, Research Division - Equity Analyst*

Okay. I'll take that, Nick. And then just...

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Or else we wouldn't be -- or else it wouldn't fit our strategic levels.

Sheila Karin Kahyaoglu - *Jefferies LLC, Research Division - Equity Analyst*

And then just one follow-up on Kirkhill. I think margin went from a 10% last position to 20% in the first month you've owned it. Can you give us a little bit more about what TransDigm applied and what do you think was misunderstood about that Esterline business and the quick turnaround?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Well, one, we don't disclose the margin on the individual operating units, but it clearly has improved significantly. And it's sort of our usual value-generation drill. Yes, I would say there's nothing that we're seeing different about Kirkhill than what we see in the rest of TransDigm. If you focus on the value drivers, you will generate the return and it's there. Like we said, largely misunderstood. Some of the buckets, not defined the same way. There is opportunity. It did give us some comfort that we found significant proprietary content and aftermarket content there.

Operator

Our next question comes from Rajeev Lalwani with Morgan Stanley.

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OCTOBER 10, 2018 / 2:45PM, ESL - TransDigm to Acquire Esterline Technologies - M&A Call

Rajeev Lalwani - *Morgan Stanley, Research Division - Executive Director*

Kevin, I wanted to follow up on the comments you made in your prepared remarks. I think you said that you don't expect the Esterline assets to get to TransDigm-type margins. Can you just talk about why that is or you may being just conservative on that approach?

Kevin M. Stein - *TransDigm Group Incorporated - President, CEO & Director*

Could be conservative. We'll have to see when we get in and own the pieces and really can get in to understand. But I think that, yes, I think there's opportunity. I think there will be a slower pace of improvement because, as like I said, the product mix, some of the contracts, the fact that's military business will cause the improvements to come a little slower. And again, given the same pieces with the products that they have, some of the mix, of course some of it is non-aerospace, and I don't understand those pieces as well. Yes, we don't see it getting to the same average as TransDigm for those same reasons. And this is -- we've seen this in other businesses that we've acquired as well. Depending on contractual positions, military business, the actual products that they produce, you can see different value-generation levels because of that.

Rajeev Lalwani - *Morgan Stanley, Research Division - Executive Director*

Okay. And another follow-up on your comments around it being accretive to earnings. What was the basic reason you assess that, meaning were you assuming that you just pay down debt with your excess capital? Or were you assuming buybacks, just to frame sort of that starting point?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

I'm not sure I follow the question.

Rajeev Lalwani - *Morgan Stanley, Research Division - Executive Director*

You highlighted the deal as being moderately accretive, et cetera. Is that versus TransDigm sort of buying back stock? What base are you using in 2019?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

No. We're just absolutely saying that it should generate an increase in the adjusted earnings per share in the first 12 months we own it.

Operator

And our next question comes from Myles Walton with UBS.

Myles Alexander Walton - *UBS Investment Bank, Research Division - Research Analyst*

Nick and Kevin, you used the term the core aerospace defense. I just want to make sure. So the way you're looking at Esterline, is it 30% is industrial? And that's kind of what you're thinking about if there are ways to position those assets for sale, that's great, but you don't know the outcome there. And then the other 70% is core? Or are you talking core aerospace as a subset of that 70%?

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OCTOBER 10, 2018 / 2:45PM, ESL - TransDigm to Acquire Esterline Technologies - M&A Call

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

We -- I think we probably -- it's at least 70% and I believe higher than that, that we look at as core. It's not a subset. In other words, it's not half or something like that.

Myles Alexander Walton - *UBS Investment Bank, Research Division - Research Analyst*

Okay. But in terms of the whole company, whole of Esterline, 30% is the industrial pieces. Is that what you're...

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Well, except some of it is mixed in other businesses.

Kevin M. Stein - *TransDigm Group Incorporated - President, CEO & Director*

Yes. There are some pieces mixed with...

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

It's not clean-cut.

Kevin M. Stein - *TransDigm Group Incorporated - President, CEO & Director*

Yes.

Myles Alexander Walton - *UBS Investment Bank, Research Division - Research Analyst*

Okay. So when I think about what you...

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

So something -- if a business is primarily an aerospace business, we're calling that part of the core aerospace and defense.

Kevin M. Stein - *TransDigm Group Incorporated - President, CEO & Director*

Yes. So to get back to your original question, aerospace is core.

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Yes. And defense.

Myles Alexander Walton - *UBS Investment Bank, Research Division - Research Analyst*

Okay. All right. And then the other one, maybe Kevin, in terms of talking about the potential of the business and the margins, and I get that you don't have the full color and obviously it would also depend on how much of the company you actually maintain at the end of the day. But can

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OCTOBER 10, 2018 / 2:45PM, ESL - TransDigm to Acquire Esterline Technologies - M&A Call

you compare that core aerospace, as we go with that definition, to prior acquisitions you've made and the margin potentials that have been realized there? So, for example, there've been deals you've done in the past that never -- you never thought would reach the TransDigm potential. Is this a 25% EBITDA, 30% EBITDA core aerospace business?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

I don't want to give a number. But it's -- if it's running at, whatever, 14% or 15% now, we think there's significant upside there, significant upside. But again, we don't see this getting to be 50% or at least it's -- or not particularly close to that, at least in our model. Now maybe we'll be pleasantly surprised. We hope to be conservative in these models.

Myles Alexander Walton - *UBS Investment Bank, Research Division - Research Analyst*

Okay. And sorry, just one last one. Nick, you alluded to plenty of cash on the balance sheet through the process, and I think that you implied something just under $2 billion at closing, kind of making some broad assumptions. Is that right? And should we anticipate there are no other capital deployment decisions until this thing is done?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

I don't -- I wouldn't make any assumptions about capital allocation or capital deployment. I mean, we'll do what makes sense. We don't have any intention right now in the very foreseeable future, but we'll do what makes sense. But you're in the range on the cash, cash at close. Now you can't get it exactly because of the -- you don't know whether it will close in 6 months or 12 months, but you're in the range.

Kevin M. Stein - *TransDigm Group Incorporated - President, CEO & Director*

But I think we should also add that we don't see this as the end of the -- of acquisitions for us as a company, as a group. There could be other deals coming along in the future. This isn't just this one last swing, in case people are concerned about that.

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Otherwise, we wouldn't need the $2 billion.

Operator

Our next question is from Peter Arment with Baird.

Peter J. Arment - *Robert W. Baird & Co. Incorporated, Research Division - Senior Research Analyst*

Quickly, I guess, Kevin, maybe if you could just address why do you think the business mix was having a, I guess, 15% EBITDA margin, is what I think Nick just mentioned? Why do you think you'd see a significant improvement or why the businesses were being underperforming? Is it just that you see too much headcount or similar to kind of things you've seen at Kirkhill?

Kevin M. Stein - *TransDigm Group Incorporated - President, CEO & Director*

I think difficult for me to detail all of that out at this point. I think it will be better to have that conversation in some time. But I think we're confident again given that we see a sole-source highly engineered proprietary product that may be misunderstood or had reported lower aftermarket than

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OCTOBER 10, 2018 / 2:45PM, ESL - TransDigm to Acquire Esterline Technologies - M&A Call

we think -- we just think that there's juicier -- again, following the same TransDigm value-creation drivers, there's juicier that we can go get. I don't know why things are the way they are today. I can only comment on what our plan will be going forward, and that will be to, again, leverage their -- our value drivers around productivity, value pricing and launching new business. I'm not trying to be coy with my answer to you. It's just going to take some time to see how that all partitions out.

Operator

Our next question comes from Gautam Khanna with Cowen.

Our next question is from Michael Ciarmoli with SunTrust.

Michael Frank Ciarmoli - *SunTrust Robinson Humphrey, Inc., Research Division - Research Analyst*

Feel like we've been waiting for this deal for like 5 years. Nick or Kevin, just maybe back to the margins. I mean, I get it. I've followed Esterline, I mean, their bloated operating structure and overhead. But is there going to be anything preventing you to drive margin expansion in the form of the agreements that they've already negotiated with Boeing on Partnering for Success or anything in their contracts that might structurally limit you? And just maybe a general background. You've got your agreements with Boeing. Can that change now, now that -- or once you acquire Esterline, is that going to be critical to driving some operational improvement?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Yes. I can't talk about what their contractual situations are. We don't own the company yet. But there are some limitations that leave us to come to the conclusion or at least a model that we don't see the business getting up to the TransDigm levels of EBITDA margin. That's probably I can -- best I can say.

Michael Frank Ciarmoli - *SunTrust Robinson Humphrey, Inc., Research Division - Research Analyst*

Okay. What about from just portfolio overlap, thinking about their exposure and power lighting elastomers. Is there anything that you guys have seen that might lead to an antitrust situation where you might be able to -- have to be forced to divest some of those core assets? I mean, have you gone through that analysis yet?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Yes. We've obviously looked at that. We don't think there's any substantive issues. There's a few modest overlaps, but that doesn't -- and we don't know how that will be viewed. But we don't think it's anything that is material in the overall sort of valuation and return on the business and nothing that couldn't be handled properly.

Michael Frank Ciarmoli - *SunTrust Robinson Humphrey, Inc., Research Division - Research Analyst*

Okay. And then maybe just the last one for me. It sounds like that 30% of the non-core is certainly going to be evaluated. But is there anything in that core A&D that jumps out that might not fit? And I kind of think of the defense technologies, the flares and counter measures that might just be a totally different business than you're involved in. But is that anything that you potentially see in the core 70% that might be an opportunity to...

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OCTOBER 10, 2018 / 2:45PM, ESL - TransDigm to Acquire Esterline Technologies - M&A Call

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

I don't know that, that defense -- I mean, that's not a bad business. But where we end up with -- but I don't know, but we don't view that as a bad business. I think we've probably said about as much as we can say now.

Operator

Our next question comes from Hunter Keay with Wolfe Research.

Hunter Kent Keay - *Wolfe Research, LLC - MD and Senior Analyst of Airlines, Aerospace & Defense*

You've talked in the past about how you kind of evaluate and act on acquisitions relatively quickly. I'm wondering if this is -- I assume it is a little bit different. And more specifically, Nick, I'm kind of curious how you're involved this time relative to maybe prior deals from your seat as Executive Chairman; and Kevin, new CEO.

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Yes. I was a -- as part of my role as Executive Chairman here continues to be M&A and capital allocation, and I was very involved in this, as was -- as were Bernie and Kevin and Bob alike.

Hunter Kent Keay - *Wolfe Research, LLC - MD and Senior Analyst of Airlines, Aerospace & Defense*

Fairly standard -- sorry.

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

I was very involved.

Hunter Kent Keay - *Wolfe Research, LLC - MD and Senior Analyst of Airlines, Aerospace & Defense*

I imagine, yes. I'm just wondering if sort of Kevin had a little bit more of a leadership role, but it sounds like this was a little bit more sort of customary as you've done things in the past.

Kevin M. Stein - *TransDigm Group Incorporated - President, CEO & Director*

Yes. I think it is. It has been customary. And I mean, I think this is a deal that is a little different. It's big and obviously having Nick's involvement as we went through all the pieces was critical. I think maybe ask those questions on the next deals that come along and maybe the answer will continue to morph.

Hunter Kent Keay - *Wolfe Research, LLC - MD and Senior Analyst of Airlines, Aerospace & Defense*

Makes sense. And then obviously, we talked about sort of capital allocation priority up to the deal, but kind of curious how you're thinking about after the deal. You mentioned you expect leverage to come down in the years following the close. But just maybe think -- do you think about maybe changing the top 4 cash priorities, maybe bumping up deleveraging a little bit more as a top 1 or 2 priority after this deal closes given where the leverage is going to be at the time?

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Client Id: 77

OCTOBER 10, 2018 / 2:45PM, ESL - TransDigm to Acquire Esterline Technologies - M&A Call

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

I don't think so. I think our priorities will continue to be our priorities now. If you would have a substantive change in the credit or the capital markets, we might think that differently. But as things stand today, I wouldn't see a substantial change.

Operator

Our next question comes from Ron Epstein with Bank of America.

Ronald Jay Epstein - *BofA Merrill Lynch, Research Division - Industry Analyst*

So maybe let's start with a big, big-picture question. So I never imagined that you guys would actually want to buy this whole thing, right? There's aspects of this business that obviously fit wonderfully. And what you do and I think in the Kirkhill thing made clear that you guys can probably run a lot of these businesses better than they were being run before. But then there's a lot of stuff here that clearly -- and the display stuff and then some of other industrial stuff. I mean, how do we think about this? I mean, how did it come about? Did you approach them? Did they approach you? Was there an auction? But how did the deal even come about in the first place?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Yes. I'm not going to talk too much about that. There will be a proxy statement out that will describe that process. Let me just ask. Halle, when do they come out?

Halle Fine Terrion - *TransDigm Group Incorporated - General Counsel, Chief Compliance Officer & Secretary*

It will be a while. Esterline's proxy statement, it'll probably be 45 days.

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Right. 45 days where it goes through the whole history, and I think it's best for me to leave it at that. I will say it was a pretty -- it was a competitive process. And I'll just leave it at that.

Ronald Jay Epstein - *BofA Merrill Lynch, Research Division - Industry Analyst*

Okay, okay. And then, I mean, one could look at this as a little bit of a change in strategy for you guys in that. There's stuff in this portfolio that when I look at it, it's not 80% sole source where the IP is owned. I mean, it seems like a little more diluted of a portfolio, even in the core, than the stuff you guys usually do.

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Yes. We don't -- in the core, we don't think so.

Ronald Jay Epstein - *BofA Merrill Lynch, Research Division - Industry Analyst*

Really?

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Client Id: 77

OCTOBER 10, 2018 / 2:45PM, ESL - TransDigm to Acquire Esterline Technologies - M&A Call

Kevin M. Stein - *TransDigm Group Incorporated - President, CEO & Director*

Yes. That's right.

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Right. We think this is misunderstood and perhaps not as a -- not presented as well as it might be when we stripped what we call the core aerospace and defense, which is the bulk of the business, by the way. And we did a lot of work on this, and we had the opportunity to go through it in sort of an experimented Kirkhill. We feel pretty good about that. We feel you can pretty clearly separate the stuff that doesn't fit.

Ronald Jay Epstein - *BofA Merrill Lynch, Research Division - Industry Analyst*

Okay. And then maybe just 2 more quick ones. When we think about where you think there might be some more immediate upside, is it kind of in the last -- the pricing question or positioning? Is it just there's a lot of stuff that just wasn't priced right? I mean, how do we think about that?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Yes. I don't -- we're not going to comment on that. I think the best way to look at that is you have some idea of what we paid for it. You have some idea what the leverage will apply to it, and you know how we assess acquisitions. And you can almost solve back into where we think we can get the EBITDA when you do that.

Ronald Jay Epstein - *BofA Merrill Lynch, Research Division - Industry Analyst*

Yes. I hear you loud and clear. And then this is a question we're all going to get asked, so I'm just going to ask it right now because you're going to get asked it in probably 2 days if we don't -- if I don't ask it right now. How much is the direct sales to China? Do you expect the Chinese will have to approve this deal? And then one question has already been asked to me this morning is why you guys are expecting approval on the second half of '19? Some investors think it should have happened quicker. So how do we think about that?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Well, I'll deal with the second question first, and then our General Counsel is here to answer the -- one about China since -- I don't think so, but I don't know. The -- it still wasn't on the list of what keeps me up at night. The -- let's -- on the closing. The closing is just what we are -- I don't know the answer. I think 6 months would be very fast, and I think 12 months would probably be a little long. So you can sort of pick a number in between, and I just get that from the advice of our counsel and see what it takes when seeing other public companies. So I don't -- that's where that's coming from. You can almost pick the number you want in that range.

Halle Fine Terrion - *TransDigm Group Incorporated - General Counsel, Chief Compliance Officer & Secretary*

Regarding China, we don't think we have a filing at that point, but both companies are September 30 year-end. So we may be reevaluating that on 2018 revenue.

Operator

And our next question is from Jason Rodgers with Great Lakes Review.

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Client Id: 77

OCTOBER 10, 2018 / 2:45PM, ESL - TransDigm to Acquire Esterline Technologies - M&A Call

Jason Andrew Rodgers - *Great Lakes Review - VP*

Yes. So their sales have been flat over the past several years. I wonder if you could address that and what you're expecting for the quarter organic growth to be going forward?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Yes. I don't -- I think we've probably given you a sense of how we look at it and value, and I don't want to speculate on what it will be at this point going forward. We don't own the business. I think it's -- the best way to think about that, as I told you, we think we can get a private equity-like return here. And you know what we're paying and you know what the leverage is, so you can sort of solve back to that.

Jason Andrew Rodgers - *Great Lakes Review - VP*

And you said a few times that you think the business is misunderstood. Aside from underestimating what's proprietary, I wonder if you could expand on that.

Kevin M. Stein - *TransDigm Group Incorporated - President, CEO & Director*

We think the -- we think there's more -- probably the biggest is, we think there's more aftermarket.

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Not we think, we're almost certain.

Jason Andrew Rodgers - *Great Lakes Review - VP*

And then, I mean, I'll just take another stab at this. Once the deal is closed on a combined basis, what would you say as far as the percent of sales from proprietary and sole source? What number would you give?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Well, I don't know that number. I just haven't done that math. But I would say if you separate out what we call the non-core businesses, which is not the majority by any means, it's a relatively small -- it's not half or it's maybe 20% or something like that, what's left, in our view, has a proprietary and sole-source content, very similar to TransDigm's, which is why it's intriguing to us.

Operator

Our next question comes from Rob Spingarn from Crédit Suisse.

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Rob's got to be on there somewhere.

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Client Id: 77

OCTOBER 10, 2018 / 2:45PM, ESL - TransDigm to Acquire Esterline Technologies - M&A Call

Operator

Our next question is from Ken Herbert with Canaccord.

Kenneth George Herbert - *Canaccord Genuity Limited, Research Division - MD and Senior Aerospace & Defense Analyst*

Nick and Kevin, obviously this acquisition, Esterline, will pull you into some different markets when you think about maybe more with engines and sensors and other areas. Can you just maybe help with how you view the Esterline portfolio within the core aerospace and defense markets and maybe parts of that business that you think should have maybe a little bit more opportunity or maybe you see larger runway relative to value creation relative to other product lines or maybe even just how we should think about how you view the portfolio maybe at a little more granular level than what you provided in the opening remarks?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Yes. I think we -- I think the best I can say on that is we -- when you look -- when we said it was misunderstood, as we dig into it and dig into the details of it, we're pretty comfortable with the portfolio, what I call the core aerospace and defense portfolio, is proprietary levels comparable to TransDigm, sole-source levels comparable to TransDigm and aftermarket, if not as high as TransDigm, substantially higher than generally understood with room to grow, we think. On the individual products, I don't know that the distribution is all that compared to TransDigm. Yes, they have some engine -- they've got some sensor businesses, but we get all the ignition -- a lot of the ignition work in that space. I don't -- maybe it's a little more heavily weighted towards engines but I don't think a lot.

Kenneth George Herbert - *Canaccord Genuity Limited, Research Division - MD and Senior Aerospace & Defense Analyst*

Okay. And just to follow up on that at the risk of maybe getting a little out here. As you look at the sort of the misunderstanding around their aftermarket business, could part of that be a result of sort of how much they use distribution and how they've been sort of accounting or tracking for that? Or is that maybe part of this disconnect?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Yes. Some of it is clearly definitional, which should be how you count -- how you might count distributors, how you might count passthrough sales, repair or over repair or things like that...

Kevin M. Stein - *TransDigm Group Incorporated - President, CEO & Director*

Or overhaul or rotable tools and all of that gets factored in and maybe wasn't considered aftermarket the same way we do.

Operator

Your next question is from Robert Spingarn with Crédit Suisse.

Robert Michael Spingarn - *Crédit Suisse AG, Research Division - Aerospace and Defense Analyst*

I'm hoping that this works.

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Client Id: 77

OCTOBER 10, 2018 / 2:45PM, ESL - TransDigm to Acquire Esterline Technologies - M&A Call

Kevin M. Stein - *TransDigm Group Incorporated - President, CEO & Director*

Oh, my god, there he is. Missing in action.

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Wow.

Robert Michael Spingarn - *Crédit Suisse AG, Research Division - Aerospace and Defense Analyst*

I'm on the highway, yes, multitasking. I'm not sure what happened. But I missed some of it but I dialed back in, but I wanted to ask you a couple of things. First of all, you've talked about this misunderstanding. Would you say you misunderstood the business prior to Kirkhill?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Yes.

Kevin M. Stein - *TransDigm Group Incorporated - President, CEO & Director*

Yes.

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Yes. I think we probably did.

Robert Michael Spingarn - *Crédit Suisse AG, Research Division - Aerospace and Defense Analyst*

And so what were the key things, the key epiphanies that you had as you went through Kirkhill and as you relearned Esterline. What are the things there that made you pull the trigger here? Because while this company wasn't necessarily available for sale for the past decade, it probably could have been bought right around this price at moments in time for the past decade. As someone said earlier, it just hasn't changed a lot. And so what is it...

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

We got -- we are significantly more comfortable with the makeup of the portfolio and what I call the core aerospace and defense business is much closer to the kind of businesses we like than what we probably originally anticipated from the outside looking in.

Kevin M. Stein - *TransDigm Group Incorporated - President, CEO & Director*

And then that, Rob, is probably in essence why we got much more interested.

Robert Michael Spingarn - *Crédit Suisse AG, Research Division - Aerospace and Defense Analyst*

Now, Nick, there are going to be some businesses within aerospace that are -- that have less aftermarket. I know this has been discussed throughout this call, but I would imagine those that may have very little aftermarket could be among those that would get disposed.

16

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Client Id: 77

OCTOBER 10, 2018 / 2:45PM, ESL - TransDigm to Acquire Esterline Technologies - M&A Call

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Yes. We just haven't -- I don't want to start to speculate on that. We have an open mind. It is not our intention to sell off the vast majority of this business or the majority or anywhere near that by any means, and it's a little soon to speculate there. I think I gave you some sense of -- that we'll be evaluating things.

Robert Michael Spingarn - *Crédit Suisse AG, Research Division - Aerospace and Defense Analyst*

Do you see any decaying product lines, sunsetting programs that are just things that we should take note of? Is there any major position here?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

I don't -- Rob, actually, I'm sure if you go through subproduct line by subproduct line, there are some that are dropping off. But in general, we were pretty positive about the ship set positions, we're probably more positive than we expected.

Robert Michael Spingarn - *Crédit Suisse AG, Research Division - Aerospace and Defense Analyst*

Okay, okay. And then just quickly for Kevin. I'm thinking you've got to increase the EBITDA here by about 20%, 25% or so to make this accretive. You've said you'll be accretive roughly -- what I want to say is your fiscal 2020, that's going to be roughly equivalent to your first year of ownership. On the margin path to whatever the mature post-merger Esterline margin is, whatever you see is your top margin or your eventual margin, what inning are you in on that margin improvement in 2020?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

I don't want to -- I don't know the answer to that. We're probably not very far down the road.

Kevin M. Stein - *TransDigm Group Incorporated - President, CEO & Director*

Early in the process, probably.

Kevin M. Stein - *TransDigm Group Incorporated - President, CEO & Director*

Yes, early in the process.

Robert Michael Spingarn - *Crédit Suisse AG, Research Division - Aerospace and Defense Analyst*

In other words, accretion is early in the process, and mature Esterline margins are well down the road at a much higher level.

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

I don't -- look, the only thing I said, Rob, is that in the first 12 months of ownership, we think this will be accretive on an adjusted EPS basis. Another way of saying it covers its interest and its normal depreciation kind of things.

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Client Id: 77

OCTOBER 10, 2018 / 2:45PM, ESL - TransDigm to Acquire Esterline Technologies - M&A Call

Robert Michael Spingarn - *Crédit Suisse AG, Research Division - Aerospace and Defense Analyst*

Okay. But you don't expect to hit sort of -- stride for -- it sounds like a couple of years after that.

Kevin M. Stein - *TransDigm Group Incorporated - President, CEO & Director*

It's going to take some time. It's going to be slower than some businesses in coming up the curve. And in my prepared remarks, I also commented that we don't see it getting to the TransDigm average due to product mix, contracts as well as the significant piece of military business.

Operator

And our next question is from Noah Poponak with Goldman Sachs.

Noah Poponak - *Goldman Sachs Group Inc., Research Division - Equity Analyst*

Have you guys acquired other smaller businesses in the past that actually had much more aftermarket and sole-source parts than the company thought they did?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Yes.

Kevin M. Stein - *TransDigm Group Incorporated - President, CEO & Director*

Yes.

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Yes. That's not uncommon.

Kevin M. Stein - *TransDigm Group Incorporated - President, CEO & Director*

Yes. I would say it's probably more times than not is the case.

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

yes, particularly the aftermarket.

Noah Poponak - *Goldman Sachs Group Inc., Research Division - Equity Analyst*

Was the spread as wide as you seem to be describing here in some of those cases?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

We have seen substantial spreads, Noah. This is a common -- this is not an uncommon disconnect.

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Client Id: 77

OCTOBER 10, 2018 / 2:45PM, ESL - TransDigm to Acquire Esterline Technologies - M&A Call

---

Noah Poponak - *Goldman Sachs Group Inc., Research Division - Equity Analyst*

This is actually not uncommon. It's just much on a larger scale that...

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

The size of it, yes, the size of it's uncommon.

Noah Poponak - *Goldman Sachs Group Inc., Research Division - Equity Analyst*

Yes. Okay. That's interesting. Anything you can do with tax rate up there standalone?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

We haven't figured any of that into the value.

Noah Poponak - *Goldman Sachs Group Inc., Research Division - Equity Analyst*

Okay. And then...

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

And the real answer, Noah, is by the time we drive through it all, I'm not -- to some degree, when you're -- we're still in the outside looking in -- that we have a pretty good idea. So I just can't answer that. We don't think it's a big number. We didn't take any value consideration of that.

Noah Poponak - *Goldman Sachs Group Inc., Research Division - Equity Analyst*

Fair enough. And then just sort of separately, actually, since we have you on a public call here, any update you are willing or able to provide on current conditions in your major end markets?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

I don't think we want to comment on that. You probably see the conditions and know them pretty well yourself, and I don't want to comment just because I don't want to get into -- I don't know what the right word is but gun jumping on our earnings release or something like that, which is -- I have Halle here, who's our General Counsel, is waving her head back and forth. She's got a baseball bat in her hands. So you get the idea, though.

Operator

Our next question is from Sam Pearlstein with Wells Fargo.

Samuel Joel Pearlstein - *Wells Fargo Securities, LLC, Research Division - MD, Co-Head of Equity Research and Senior Analyst*

Could I just ask you how do you think about the divestitures? I mean, if I look back at your history, do you typically say something is non-core? Do you have a buyer lined up at the point of closing? Or do you start the process once you get to closing? And then when I think of Esterline's businesses,

19

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Client Id: 77

OCTOBER 10, 2018 / 2:45PM, ESL - TransDigm to Acquire Esterline Technologies - M&A Call

they range from full avionics suites to combustible ordinance to the U.K. nuclear power. They're all over the place. What's the process you use to determine what fits and what doesn't?

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Well, I would say, obviously, high proprietary sole-source businesses with significant aftermarket probably aren't candidates. And I would say -- I mean, well, let me answer your question. Do we have a buyer lined up now? No, we do not. In the past if we had a buyer lined up and we bought something and then sold it, we have not at the time of close. But at times, we've been able to do it quite quickly thereafter. So that's that question. I think what we will do is we will assess each of the businesses that we think are questionable on what we think the value-generation opportunities that exist there, the effort required and what we think the market price is. And we'll come to a balance on that.

Operator

And our last question is from Gautam Khanna with Cowen.

Gautam J. Khanna - *Cowen and Company, LLC, Research Division - MD and Senior Analyst*

I hope you can hear me.

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

Yes.

Gautam J. Khanna - *Cowen and Company, LLC, Research Division - MD and Senior Analyst*

There's a mixup earlier. Nick and Kevin, just on the aftermarket at ESL, I was just curious that you mentioned there are some definitional differences. But are there any attributes in their aftermarket that may prevent them or you from implementing the value-based pricing model? Is it -- like are they just not doing it? Is it something that contractually they're not able to because of the relationship they have with the OEM or the distributor or contract duration? Is there anything that sort of prevents that part of it that translated to kind of...

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

I don't -- as I said, we don't own the company, and we don't want to get into the specifics of the contracts they may have. But I think we did tell you we do not think this business is up to the TransDigm average, but we can move it up a reasonable amount, and some of that's for some of the reasons you bring up.

Gautam J. Khanna - *Cowen and Company, LLC, Research Division - MD and Senior Analyst*

Okay. And the bottom line is they haven't really done much, doesn't sound like, in terms of implementing...

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

I don't know.

20

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Client Id: 77

OCTOBER 10, 2018 / 2:45PM, ESL - TransDigm to Acquire Esterline Technologies - M&A Call

Kevin M. Stein - *TransDigm Group Incorporated - President, CEO & Director*

Again, we can't comment or do we really understand what has and hasn't been done. So I think it's best that we not get into that because it's just conjecture.

Gautam J. Khanna - *Cowen and Company, LLC, Research Division - MD and Senior Analyst*

Okay. And just getting back to the accretion. Any kind of early sense of what you're using on -- on what we should use on intangibles amortization? Or any sort of color you can give us on the P&L for deal-related...

Walter Nicholas Howley - *TransDigm Group Incorporated - Executive Chairman*

I don't know. No. I don't think we have anything. I don't think we'd give you anything now.

Operator

And I'm not showing any further questions in the queue, sir.

Liza Sabol - *TransDigm Group Incorporated - Director of IR*

Thank you all for calling in this morning. And if you have any follow-up calls, this is Liza Sabol, I'll be happy to return your calls over the course of the next few days. Thank you.

Operator

And ladies and gentlemen, thank you for participating in today's conference. This concludes the program, and you may all disconnect. Have a wonderful day.

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Important Additional Information and Where to Find It
Esterline intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the contemplated transactions. The definitive proxy statement will be sent or given to Esterline stockholders and will contain important information about the contemplated transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC’s website at www.sec.gov.
Participants in the Merger Solicitation
The Company and Esterline and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Esterline investors and security holders in connection with the contemplated transactions. Information about the Company’s directors and executive officers is set forth in its proxy statement for its 2018 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. Information about Esterline’s directors and executive officers is set forth in its proxy statement for its 2018 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. These documents may be obtained for free at the SEC’s website at www.sec.gov. Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the proxy statement that Esterline intends to file with the SEC.
Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication which are not historic facts are forward-looking statements under the provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to expectations of Esterline’s future performance, profitability, growth and earnings; expectations of TransDigm’s earnings per share and the financial impact of the proposed transaction; the financing of the proposed transaction; and the timing of the proposed transaction. All statements other than statements of historical fact that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including, in particular, statements about our plans, objectives, strategies and prospects regarding, among other things, the acquired business. We have identified some of these forward-looking statements with words like “believe,” “may,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate” or “continue” and other words and terms of similar meaning. All forward-looking statements involve risks and uncertainties which could affect TransDigm’s actual results and could cause its actual results or the benefits of the proposed transaction to differ materially from those expressed in any forward-looking statements made by, or on behalf of TransDigm. These risks and uncertainties include, but are not limited to, closing conditions to the proposed transaction may not be achieved, the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, the effect of the announcement or pendency of the proposed transaction on the TransDigm’s and Esterline’s business relationships, operating results and business generally, risks related to diverting management’s attention from ongoing business operations, the outcome of any legal proceedings that may be instituted related to the Merger Agreement or the proposed transaction, unexpected costs, charges or expenses resulting from the proposed transaction, Esterline’s actual financial results for the year ended September 28, 2018 may differ from expected results, TransDigm may have difficulty obtaining required approvals, TransDigm may have difficulty implementing its strategic value drivers, and TransDigm may be impacted by the effects of general economic and industry conditions. Except as required by law, TransDigm undertakes no obligation to revise or update the forward-looking information contained in this communication.